UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2007

Action Products International, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-13118	59-2095427
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 N. Keller Road, Suite E

Orlando, Florida 32810

(Address of principal executive office, including zip code)

(407) 481-8007

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 12, 2007, we issued a press release estimating our revenues for the twelve months ended December 31, 2006 at $7.5 million. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this report, including the related information in Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in Item 2.02 herein and the related information in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)	(1)	Names and Positions of New Officers. On February 12, 2007, Richard S. Malagodi was appointed as our President and Chief Operating Officer. Mr. Malagodi has been serving in a consulting capacity assisting us in our sales, marketing and operations since October 2006.

	(2)	Additional Information.

		Business Experience: Mr. Malagodi co-founded Opus Venture Group, LLC, a boutique venture that identifies, funds, and promotes products with brand potential for electronic retailers, such as QVC and HSN. From 2003 to 2006, he served as co-managing partner at Opus Venture Group. In 2003, he served as President of The Investor’s Studio/Big Idea Group. From 1999 to 2003, as part of a venture-backed turnaround, he served as president and chief executive officer in the revitalization of Kid Galaxy, Inc., a developer and marketer of toys. He co-founded International Golf Footwear, Ltd. where he served as Chief Executive officer from 1988 to 1999. He earned his B.S. in Mechanical Engineering from Northeastern University, Boston, Massachusetts.

		Other Directorships: None.

		Family Relationships: None.

		Related Transactions: None.

	(3)	Material Terms of Employment Agreements. It has not been determined as of the time of filing this Form 8-K of the material terms of any employment agreement between our company and Mr. Malagodi. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, we undertake to file an amendment to this Form 8-K with such information when such information is determined.

		While Mr. Malagodi was serving in a consulting capacity he was paid for such consulting services. We have paid him an aggregate compensation of $34,600, which includes reimbursement of one-half of his travel expenses and reimbursement of other expenses.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits:

Exhibit No.	Description
99.1	Press release, dated February 12, 2007, issued by Action Products International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ACTION PRODUCTS INTERNATIONAL, INC.

By:	/s/ RICHARD S. MALAGODI
Richard S. Malagodi President and Chief Operating Officer

Date: February 15, 2007